Federal Home Loan Bank
NEW YORK

Member Forum
Puerto Rico & US Virgin Islands

FEBRUARY 2019

KEVIN NEYLAN, CHIEF FINANCIAL OFFICER

STRONG PERFORMANCE FOR MEMBERS, WELL-POSITIONED FOR THE FUTURE

Key Messages

» "Advances Bank" strategy

» Strong performance record for customers and shareholders

» Well-positioned for the future

» FHLBank System's financial results continue to be strong

FHLBNY Is Among the Largest FHLBanks



Total Advances ($ billions)
ATL
DSM
NYK
SFR
PIT
CIN
CHI
DAL
BOS
IND
TOP
$0
$50
$100
$150



Total Assets ($ billions)
ATL
NYK
DSM
SFR
CIN
PIT
CHI
DAL
IND
BOS
TOP
$0
$50
$100
$150
$200

Note: Data as of 9/30/2018

Our Business is Focused on 'Core Mission Assets'



Balance Sheet by Asset Mix
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
PIT
DSM
TOP
ATL
NYK
SFR
BOS
CIN
IND
CHI
DAL
Advances
MPF/MPP
MBS
Other Investments
Cash and Other

Note: Data as of 9/30/2018; ranked by Core Mission Assets

FHLBNY Membership and Borrower Base Are Diverse

Member Type



Insurance Company 26
CDR 4
Savings Institutions 74
Commercial Bank 129
Credit Union 95

Borrower Diversification



All Other Borrowers $28.0
Top 5 Borrowers $57.2
Next 5 Borrowers $20.2

Total Advances = $105.4 B

At year-end, Puerto Rico members held $1.1 billion in advances.

Data as of December 31, 2018

2018 Results Were Near-Record


FHLBNY Net Income and ROE
600
500
400
300
200
100
0
$ millions
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Return on Equity
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Net Income
ROE

FHLBNY's Financial Performance Is Strong

	FY 2018	FY 2017	FY 2016	FY 2015
Year-End Balances ($bn)				
Advances	$105.2	$122.4	$109.3	$93.9
MBS Investments	16.7	17.2	15.6	14.1
Mortgage Loans	2.9	2.9	2.7	2.5
Total Assets	144.4	158.9	143.6	123.2
Consolidated Obligations	134.8	148.9	134.1	114.6
Retained Earnings	1.7	1.5	1.4	1.3
Capital Stock	6.1	6.8	6.3	5.6
Results ($mm)				
Net Interest Income	$797	$722	$556	$554
Operating Expenses	127	112	99	103
Net Income	560	479	401	415
Dividend Rate	6.66%	5.54%	4.73%	4.22%

FHLBNY's Operating Expense Performance Has Been Strong



Operating Expenses as a % of Average Total Assets – 3Q YTD 2018
0.20%
0.15%
0.10%
0.05%
0.00%
CIN
NYK
DSM
PIT
ATL
TOP
BOS
DAL
IND
SFR
CHI

Our Dividends Have Been Reliable and Exceeded Market Reference Rates



FHLBNY Dividend History
FHLBNY Dividend
3 Month Libor
Feb Funds (Effective Rate)
Percent
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18

FHLBNY Dividends Have Been Attractive



Average FHLBank Dividend Rates
2009-Q3 2018
SFR
NYK
CIN
TOP
IND
ATL
DSM
PIT
BOS
CHI
DAL
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%

Our Strategy Balances Short-Term Value and Long-Term Positioning

Strategic Plan 2019–2020: Strategic Objectives
1. Develop Our Business: Support the co-operative by pursuing business relationships with members/prospects and pursuing community investment/outreach opportunities through relevant, mission-oriented offerings and enhancing the member experience.
2. Protect Our Stockholders: Safeguard the par value of member stock while providing an appropriate risk-adjusted return to members.
3. Build Our Cooperative: Provide for future operating environments by enhancing opportunities for employees and evolving our technical capabilities to optimize cost efficiencies and resilience.
4. Support Our Cooperative: Ensure the System's long-term viability by maintaining its relevance and focus.

FHLBNY Is Strategically Well-Positioned

Our Current Position is Strong

- "Core mission" focused balance sheet
- Strong earnings generation capability
- Diversified membership, advances demand & local economy
- Strong investor demand for FHLBank debt

Challenges/Opportunities to Monitor

- Global economic conditions & member margins
- Debt market conditions and FHLBank funding spreads
- Competition: other wholesale funding
- Regulatory changes, e.g., FHLBank liquidity
- Transition from Libor to SOFR
- Member mergers

FHLBank Balance Sheets Are Scalable to Meet Member Liquidity Needs


FHLBank System Advances Have Grown Annually Since 2012
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$ Millions
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
FHLB System

System Financial Performance Has Been Strong



FHLBank System Net Income: 2001- 3Q 2018
($Millions)
$4,000
$3,000
$2,000
$1,000
$0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
3Q'18



FHLBank System ROE: 2001- 3Q 2018
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
3Q'18

Retained Earnings Have Grown Significantly, Protecting Members and Debt Holders



FHLBank System: Retained Earnings Growth
RRE (LHS)
URE (LHS)
%RE/Total Assets (RHS)
$ Billions
$20
$15
$10
$5
$-
3%
2%
1%
0%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Q3 2018

Notes: Data as of 9/30/18. URE = Unrestricted Retained Earnings. RRE = Restricted Retained Earnings.

All FHLBanks Well Exceed Capital Requirements


Capital-to-Assets Ratio
SFR
CHI
BOS
CIN
DSM
NYK
PIT
DAL
ATL
IND
TOP
0%
1%
2%
3%
4%
5%
6%
7%
GAAP
Regulatory

Note: Data as of 9/30/2018

Federal Home Loan Bank
NEW YORK

Advancing Housing and Community Growth

Questions?

ADAM GOLDSTEIN, CHIEF BUSINESS OFFICER

Federal Home Loan Bank of New York (FHLBNY)

Our Mission:
To advance housing opportunity and local community development by supporting members in serving their markets.

Our Vision:
To be a balanced provider of liquidity to members in all operating environments.

Our Business Lines:


CREDIT PRODUCTS
HOUSING & COMMUNITY LENDING PROGRAMS
MORTGAGE PARTNERSHIP FINANCE® PROGRAM
CORRESPONDENT SERVICES

FHLB System Membership Trends

While membership across the Federal Home Loan Bank (FHLBank) System is down due to industry consolidation, the FHLBNY has increased its membership during a difficult operating environment.

FHLBank Membership



8,175
Since the crisis, membership within the FHLBank System has declined by over 1,200 members

Total Number of Members Gained/Lost - 4Q2008 vs. 3Q2018



19
BOS
(18)
(29)
CIN
(79)
CHI
(105)
DAL
TOP
(250)

FHLBNY Membership Trends

While membership at the FHLBNY is down from the peak in 2011 due to M&A and failures, we have increased membership (at a declining pace) during a difficult operating environment.

FHLBNY Membership Trends



NO. OF MEMBERS
340
330
320
310
270
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Membership Comparison 2008 vs 2018



2008
Thrifts, 115
2018
Credit Unions,
Thrifts, 24

FHLBNY Advance Rates Review

By harnessing the power of our GSE status and credit rating, we are able to swiftly and cheaply manufacture money for our members.

FHLBNY Advance Curve



4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
RATE
1W 2W 3W 1M 2M 3M 6M 1Y 2Y 3Y 4Y 5Y 6Y 7Y 8Y 9Y 10Y
12/31/15
12/29/17
12/31/18

Fixed-Rate Advances Are at Historic Lows



0.0
-0.4
-0.8
-1.2
-1.6
-2.0
PERCENT
12/31/15 3/31/16 6/30/16 9/30/16 12/31/16 3/31/17 6/30/17 9/30/17 12/31/17 3/31/18 6/30/18 9/30/18 12/31/18
Overnight vs. 2Y
2Y vs. 5Y
2Y vs. 10Y

Debt Issuance Trends

Government Sponsored Enterprise (GSE) Debt Outstanding


YE03 YE04 YE05 YE06 YE07 YE08 YE09
YE10 YE11 YE12 YE13 YE14 YE15 YE18
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
BILLIONS
1,032
249
232
FHLBanks
Freddie Mac
Fannie Mae*

Treasury Debt


YE03 YE04 YE05 YE06 YE07 YE08 YE09 YE10
YE11 YE12 YE13 YE14 YE15 YE16 YE17 YE18
$25
$20
$15
$10
$5
$0
TRILLIONS
YE03
YE04
YE05
YE06
YE07
YE08
YE09
YE10
YE11
YE12
YE13
YE14
YE15
YE16
YE17
YE18

History of Consolidated Obligations Versus LIBOR

The FHLB system is a Triple-A rated entity with a cost of funds historically below the Libor curve. During times of crisis, LIBOR has a tendency to trend upward, while the FHLB cost of funds tends to remains stable due to a flight to quality by investors.


6/29/07 COF Curve
3/31/09 COF Curve
12/31/2018 COF Curve
BASIS POINTS
140
120
100
80
60
40
20
0
-20
-40
-60
-80
-100
1 Month
3 Month
1 Year
2 Year
3 Year
5 Year
7 Year
10 Year

Secured Overnight Financing Rate (SOFR)

With the expected discontinuation of LIBOR, the Alternative Reference Rates Committee ("ARRC") determined SOFR as the preferred LIBOR replacement rate. In June 2017, the FHLBNY and the FHLB System began to evaluate and determine how to offer SOFR-Linked transactions to both investors and members using SOFR as a broad measure of the cost of borrowing cash, overnight, collateralized by Treasury securities.

DEBT

On Tuesday, November 13, the Federal Home Loan Bank System conducted its first SOFR-based bond issuance, an important first step in the eventual transition away from LIBOR.

FHLBanks SOFR Issuance – Monday, February 4, 2019		
Amount	Term	Rate
$1.5 billion	6 Months	SOFR + 4 bps
$2.5 billion	12 Months	SOFR + 6.5 bps
$1.55 billion	18 Months	SOFR + 11 bps
$2.05 billion	9 Months	SOFR + 6 bps
$4.00 billion	6 Months	SOFR + 4 bps
$1.00 billion	12 Months	SOFR + 5 bps
$1.75 billion	6 Months	SOFR + 2 bps
$1.50 billion	18 Months	SOFR + 7.5 bps

Indices as of Monday, February 4, 2019	
Index	Rate
SOFR	2.47%
1 Month LIBOR	2.51%
3 Month LIBOR	2.74%

ADVANCES

On Monday, November 19, the Federal Home Loan Bank of NY launched the first SOFR-Linked Adjustable-Rate Credit (ARC) Advance, providing members the ability to transact floating-rate advances using the new SOFR index.

SOFR-Linked ARC Advance Attributes	
Terms	3 months up to 1 year
Payment Frequency	Quarterly
Reset Frequency	Daily
Coupon Payment Lockout	2 Business Days
Accrual Method (Day count)	Actual/360
Program Cap*	$1 Billion
Member Cap*	$250 Million

*Note: Program and Member Caps are temporary for this program.

As markets evolve, and LIBOR transitions to alternative indices, the FHLBNY launched a new SOFR-Linked ARC Advance pilot program, designed to assist members with their LIBOR replacement planning and to prepare for future funding needs as they begin to book and accumulate SOFR-based floating rate assets.

The Advance Portfolio

The FHLBNY Advance book is diverse in terms of borrower types, product usage and composition at the top.
There are both "headwinds" and "tailwinds" impacting the Advance business.

Historical: Advances Outstanding: 4Q07 – 4Q18



Weekly Issuance (Right Axis)
Advance Balance (Left Axis)
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
BILLIONS
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
BILLIONS
12/07
6/08
12/08
6/09
12/09
6/10
12/10
6/11
12/11
6/12
12/12
6/13
12/13
6/14
12/14
6/15
12/15
6/16
12/16
6/17
12/17
6/18
12/18

Borrowers By Type and Product Usage



LT Fixed
6%
MT Fixed
25%
Floating Rate
22%
Overnight
7%
Putable
5%
Repo
21%
ST Fixed
14%
FIXCAP
0.03%
Callable
0.02%
Credit Unions
4%
Commercial Banks
49%
Insurance Company
21%
Thrifts
26%
10bs
0.01%

Advances Outstanding by Institution Type

The FHLBNY advance book is comprised of a more diverse group of institution types.

Historical: Advances Outstanding by Institution Type


PERCENTAGE BY INSTITUTION TYPE
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
BILLIONS
Thrifts
Insurance Company
Commercial Banks
Credit Unions

YTD Advance Change

TOP 10 BORROWERS ($BILLIONS)		
Customer Name	**Advances 2018**	**YTD Change**
Citibank, N.A.	$19.995	-$23.105
Metropolitan Life Insurance Company	$14.245	-$0.200
New York Community Bank	$13.054	$1.223
Signature Bank	$4.970	$0.775
Investors Bank	$4.926	$0.600
Sterling National Bank	$4.837	$0.330
Manufacturers and Traders Trust Company	$4.775	$4.200
AXA Equitable Life Insurance Company	$3.990	$0.990
New York Life Insurance Company	$3.575	$0.950
Valley National Bank	$3.027	$0.605
Total of Top 10 Borrowers	**$77.393**	**-$13.632**
Total Advances Outstanding	**$105.430**	**-$17.278**
Top 10 as a % of Total Advances	**73%**	-

For Your Consideration

Symmetrical Prepayment Option for Added Protection in a Rising Rate Environment

The Symmetrical Prepayment Advance (SPA) Feature was launched with the goal to maximize the value members get within the Co-op. The FHLBNY sought feedback from members to better understand their needs in a rising rate environment. The Symmetrical Prepayment option offers added flexibility by enabling members to potentially realize a gain on the prepayment of a below market-rate advance.

MEMBER BOOKS ADVANCE WITH SYMMETRY OPTION

Rising Rate Environment

Advance Achieves Positive Market Valuation



ADD SYMMETRY TO YOUR NEXT ADVANCE & POTENTIALLY REALIZE A GAIN IF INTEREST RATES RISE
SPA
REGULAR ADVANCE
PREPAYMENT COST
COST
NET GAIN
DOWN RATES
RISING RATES

SYMMETRICAL PREPAYMENT HIGHLIGHTS

The Symmetry option is available at the time of booking select advance transactions for a two basis point premium vs an advance without symmetry

TERMS	1 year up to 30 years - (term dictated by individual product limits)
MINIMUM TRANSACTION SIZE	$3 million
MINIMUM PARTIAL PREPAYMENT SIZE	$3 million
ADVANCE TYPES WITH SYMMETRICAL PREPAYMENT FEATURE	Fixed-Rate (non-amortizing) and Defined Maturity Fixed-Rate Structured Advances * Not available for Community Lending Program advances

$ Provides more flexibility to the Balance Sheet (e.g. offset unrealized losses in the securities portfolio.)

*PREPAYMENT ABOVE $1 BILLION PER MEMBER PER MONTH WILL REQUIRE REVIEW AND APPROVAL FROM THE FHLBNY

Housing and Community Lending

The FHLBNY Housing and Community Lending Program provides affordable housing opportunities to families and communities across the District and low-cost lending for projects to strengthen communities.

- Help turn home-ownership and community development dreams into reality
  - Community Lending Programs
    - Community Investment Program (CIP)
    - Rural Development Advance (RDA)
    - Urban Development Advance (UDA)
  - Affordable Housing Program (AHP)
  - First Home Club[sm] —— Coming Soon: *Homebuyer Dream Program

FHLBNY Disaster Relief Efforts for Puerto Rico and the U.S. Virgin Islands

$1.05M in Charitable Contributions

$775K – In FHLBNY Donations

United Way of Puerto Rico	$250,000
Virgin Islands Comm. Foundations Hurricane Relief Fund	$150,000
Catholic Charities	$100,000
Salvation Army	$100,000
Red Cross	$100,000
Americares	$100,000
All Hands Volunteers	$50,000
Pathstone	$75,000
VIHA	$50,000
Habitat of Humanity PR	$75,000

***The charitable donations listed above include donations from other FHLBs*

$275K – In Support From Other FHLBanks

- Nine FHLBanks contributed $25,000 each to support our district for Hurricane relief efforts (totaling $225,000).
- FHLB San Francisco donated an additional $50,000 to support relief efforts in our district

Other Relief Efforts:

- FHLB Atlanta- Donated $275,000 towards relief efforts in their district and received $25,000 from each of the other nine FHLB's for relief efforts
- The FHFA- Provided a "No objection Letter" that waives the income requirements for household income limits for AHP- assisted rental projects for those displaced by the hurricane

Disaster Relief Funding & Voluntary Grants

$1Billion - Disaster Relief Funding

$1 BILLION IN DISASTER RELIEF FUNDING offers discounted advance rates to Members.

In response to the severe and extensive damage caused by Hurricanes Harvey, Irma and Maria, the FHLBNY has made $1 billion in Disaster Relief Funding available to its members to help rebuild communities in FEMA-designated disaster areas in Puerto Rico and the U.S. Virgin Islands.

$5M Set Aside - Voluntary Disaster Relief Grant Programs

These programs will be administered and marketed by participating Members of the FHLBNY and are intended to assist home owners and small businesses in Puerto Rico and the U.S. Virgin Islands that sustained damage as a direct result of Hurricanes Irma and Maria in September 2017.

- Homeowner Recovery Grant assists home owners
- Small Business Recovery Grant assists small businesses

FHLBNY's Strong Partnership with Puerto Rico Non-Profits

Through our partnership with PathStone, we provided much needed relief efforts to families, organizations, and communities across the island.

PathStone Relief Efforts

PathStone

- **Food and Other Supplies Boxes** – 4,819 Individuals
- **Toy Drive –** Two Centers 46 Orphan Children
- **Solar Lights** – 300 families
- **Water Filters** – 300 families
- **Portable Gas Stoves –** 75 families
- **Generators** – 17 families
- **Community Laundromats –** 315 families
- **Financial Assistance** – 25 families/ elderly / special needs
- **Tarps** – 10 families
- **Business Grants** – 10 business owners





LAVANDERIA



NJBankers Association Supports Puerto Rico Bankers Association

NJBankers Charitable Foundation contributes $10,000 to aid in rebuilding the island in the aftermath of Hurricane Maria.


VAQUEROS
THANK YOU
GRACIAS
NJBankers

Center in Photo: Executive Director, Zoime Alvarez Rubio

FHLBNY's Strong Partnerships with Puerto Rico/USVI Entities & Government Officials

As a result of laws amended to accept FHLBNY LCs to secure Public Fund Deposits, our business with PR / USVI Members have increased significantly.

PUERTO RICO MEMBERS MULOC BALANCES
December 2014 – December 2018



BILLIONS
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
USVI law amended to accept FHLBNY LCs to secure Public Fund Deposits September 2015
PR law amended to accept FHLBNY LCs to secure Public Fund Deposits - LOC Balance currently $1.3B January 2018
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17
6/30/17
9/30/17
12/31/17
3/31/18
6/30/18
9/30/18
12/31/18

Coming Soon: FHLBNY's Redesigned Website


Your Key to Reliable Liquidity in Any Market Condition
Financial Intelligence
Borrower's Guide
Housing Programs
Diversity & Inclusion


Financial Intelligence Library
Economic Insights
Funding Strategies
Education Programs
Publications

Take Advantage of These Member Resources

MEMBER-DIRECTOR EDUCATION PROGRAM

Specifically created for your board of director and management teams to be better prepared in making strategic decisions, this program can be tailored to meet your institution's specific needs and concerns. The FHLBNY can visit your institution or we can host your meeting in our newly-renovated corporate office, located in central New York City.

TOPICS CAN INCLUDE (but are not limited to):

- What's happening within the markets and with our members
- The current operating and regulatory environment
- Strategic planning topics such as: asset and liability management, deposit pricing, and funding essential technology advancements
- Leveraging FHLBNY products to hedge risk, provide contingent and strategic liquidity, assist with your business model, and ultimately enhance earnings and preserve capital

Schedule a session with the FHLBNY's Financial Economist to gain perspectives on the economy

"As long as markets remain open, and a member has pledged sufficient qualifying collateral and is willing to purchase the requisite amount of capital stock, the FHLBNY will <u>always</u> continue to lend to our members to help you meet your community's needs."



José R. González
President and CEO

Federal Home Loan Bank
NEW YORK

Advancing Housing and Community Growth

THANK YOU FOR ATTENDING!

Amendment Legislation for FHLBNY Letters of Credit

Puerto Rico Legislation Pertaining to Public Fund Deposits (English)

Law 69-1991: The Law to Regulate the Deposit of Public Funds and to Provide for their Security

Section 1.3. – Designation of Public Funds Depositories
All government entity funds must be deposited in financial institutions that can respond with sufficient collateral, consisting of securities or instruments previously selected in accordance with this Law and the regulations approved by the Secretary.

Section 2.2. – Collateral Guarantee Form
(1) The Secretary may accept as collateral to guarantee public funds under the provisions of this Chapter, securities evidenced by certificates, securities not evidenced by certificates and securities in which ownership of said securities is maintained in electronic systems. The Secretary will be authorized to establish preferences in regards to the securities he will accept as collateral and to require that the collateral be paid in a specific amount.

(2) In addition to the collateral described in subsection (1) of this Section, and those designated by the Secretary through regulations already adopted or subsequently adopted in accordance with the provisions of Section 4.4 of this Act, the Secretary will accept as collateral Eligible irrevocable letters of credit issued exclusively by entities sponsored by the Federal Government and which carry an implicit guaranty from it, such as the Federal Home Loan Bank of New York, and which in turn enjoy an AAA or AA classification, or its equivalent, from at least one of the internationally recognized credit rating agencies and which agency is acceptable to the Secretary. As long as the irrevocable letters of credit issued by the Federal Home Loan Bank of New York, known as "Municipal Letters of Credit", or "MULOCs" by their initials in English, enjoy an AAA or AA classification, they will be considered as eligible collateral as comprised in this subsection.

United States Virgin Islands Legislation Pertaining to Public Fund Deposits

Bill No. 31-0223: Title 33 Virgin Islands Code, Chapter 117, Section 3304 amended

(6) – Irrevocable letters of credit issued by entities sponsored or established by the United States Government, or its agencies and instrumentalities, including irrevocable letters of credit issued by the Federal Home Loan Bank of New York."